Exhibit 99.1

Albemarle Announces Commencement of Cash Tender Offers and Redemption of Notes

CHARLOTTE, N.C. – March 1, 2021 – Albemarle Corporation (the “Company”) (NYSE: ALB) today announced the commencement of two cash tender offers by the Company and two of its wholly-owned subsidiaries, Albemarle Wodgina Pty Ltd (“Wodgina”) and Albemarle New Holding GmbH (“New Holding,” and together with the Company and Wodgina, the “Issuers”). The first tender offer is for up to $100 million (the “Dollar Security Maximum Amount”) aggregate principal amount of the outstanding senior notes listed in Table I below (the “Dollar Tender Offer”). The second tender offer (the “Euro Tender Offer” and, together with the Dollar Tender Offer, the “Tender Offers” and each, a “Tender Offer”) is for up to €100 million (the “Euro Security Maximum Amount”) aggregate principal amount of the notes listed in Table II below (and together with the senior notes listed in Table I, the “Securities”). The Dollar Security Maximum Amount and Euro Security Maximum Amount may be increased or decreased at the option of the Company. The Tender Offers are being made pursuant to an Offer to Purchase, dated March 1, 2021 (the “Offer to Purchase”), which sets forth the terms and conditions of the Tender Offers.

The tables below summarize certain information regarding the Securities and the Tender Offers, including the order of priority in accordance with which the Securities will be accepted for purchase.

Table I: Dollar Securities Subject To The Dollar Tender Offer
Title of Security	Security Identifier(s)	Issuer	Applicable Maturity Date	Applicable Par Call Date	Principal Amount Outstanding (millions)	Acceptance Priority Level	Early Participation Amount(1)(2)	Reference Security	Bloomberg Reference Page/Screen	Fixed Spread (basis points)
3.450% Senior Notes due 2029	CUSIP: 01273P AA0, Q0171Y AA8 ISIN: US01273PAA03, USQ0171YAA84	Albemarle Wodgina Pty Ltd (ACN 630 509 303)	November 15, 2029	August 15, 2029	$300	1	$50	1.125% US Treasury due February 15, 2031	FIT1	100
4.150% Senior Notes due 2024	CUSIP: 012725AC1 ISIN: US012725AC13	Albemarle Corporation	December 1, 2024	September 1, 2024	$425	2	$50	0.125% US Treasury due February 15, 2024	FIT1	45
Total					$725

Table II: Euro Securities Subject To The Euro Tender Offer
Tide of Security	Security Identifier(s)	Issuer	Applicable Maturity Date	Applicable Par Call Date	Principal Amount Outstanding (millions)	Acceptance Priority Level	Early Participation Amount(1)(2)	Interpolated Rate	Bloomberg Reference Page/Screen	Fixed Spread (basis points)
1.125% Notes due 2025*	Common Code: 208314696 ISIN: XS2083146964	Albemarle New Holding GmbH	November 25, 2025	September 25, 2025	€500	1	€50	September 2025 Interpolated Rate	ICAE1	20
1.625% Notes due 2028*	Common Code: 208314734 ISIN: XS2083147343	Albemarle New Holding GmbH	November 25, 2028	August 25, 2028	€500	2	€50	August 2028 Interpolated Rate	ICAE1	70
Total					€1,000

* Admitted to trading on the Global Exchange Market, which is the exchange-regulated market of Euronext Dublin.

(1) Per $1,000 or €1,000 principal amount, as applicable.

(2) The applicable Total Consideration (as defined below) payable for each series of Securities will be at a price per $1,000 or €1,000 principal amount, as applicable, of such series of Securities validly tendered on or prior to the applicable Early Participation Date and accepted for purchase by us, which is calculated using the applicable Fixed Spread, and includes the applicable Early Participation Amount. In addition, holders whose Securities are accepted for purchase will also receive any Accrued Interest on such Securities. Holders of Securities that are validly tendered after the applicable Early Participation Date and at or before the applicable Expiration Date and accepted for purchase will receive only the applicable Late Tender Offer Consideration, which does not include the applicable Early Participation Amount, together with any Accrued Interest on such Securities.

The Tender Offers will expire at 11:59 p.m., New York City time, on March 26, 2021, or any other date and time to which such Tender Offer is extended (such date and time, as it may be extended with respect to a Tender Offer, the “Expiration Date”), unless earlier terminated. Holders of Securities must validly tender and not validly withdraw their Securities prior to 5:00 p.m., New York City time, on March 12, 2021 (such date and time, as it may be extended with respect to a Tender Offer, the “Early Participation Date”), to be eligible to receive the applicable Total Consideration (as defined below), which is inclusive of the applicable cash amount set forth in the above tables under the heading “Early Participation Amount” (the “Early Participation Amount”), plus accrued interest. Holders of Securities who validly tender their Securities after the Early Participation Date but on or prior to the Expiration Date will only be eligible to receive the applicable Late Tender Offer Consideration (as defined below), plus accrued interest.

The consideration (the “Total Consideration”) offered per $1,000 or €1,000 principal amount, as applicable, of such series of Securities validly tendered and accepted for purchase pursuant to the applicable Tender Offer will be determined in the manner described in the Offer to Purchase by reference to the applicable “Fixed Spread” for such Securities specified in the tables above plus the applicable yield based on (a) the bid-side price of the applicable Reference Security listed in Table I above, in the case of the Dollar Tender Offer, and (b) the applicable Interpolated Rate listed in Table II above, in the case of the Euro Tender Offer, in each case as determined at 10:00 a.m., New York City time, on March 12, 2021, minus accrued interest. The “Late Tender Offer Consideration” is equal to the Total Consideration minus the Early Participation Amount.

With respect to each Tender Offer, the Securities accepted for purchase will be accepted in accordance with their Acceptance Priority Levels (with 1 being the highest Acceptance Priority Level and 2 being the lowest Acceptance Priority Level) (collectively, the “Acceptance Priority Levels”), subject to the limitations that (i) the aggregate principal amount purchased pursuant to the Dollar Tender Offer will not exceed the Dollar Security Maximum Amount and (ii) the aggregate principal amount purchased pursuant to the Euro Tender Offer will not exceed the Euro Security Maximum Amount.

The settlement date for the Securities that are validly tendered on or prior to the Early Participation Date and accepted for purchase is expected to be March 16, 2021, assuming all conditions to the applicable Tender Offer have been satisfied or waived. The settlement date for Securities that are validly tendered following the Early Participation Date but on or prior to the applicable Expiration Date and accepted for purchase is expected to be March 30, 2021, assuming all conditions to the applicable Tender Offer have been satisfied or waived.

Securities that are validly tendered may be validly withdrawn at any time prior to 5:00 p.m., New York City time, on March 12, 2021 (such date and time, as it may be extended with respect to a Tender Offer, the “Withdrawal Date”). After such time, Securities validly tendered may not be withdrawn unless the applicable Issuer extends the Withdrawal Date.

The Tender Offers are subject to the satisfaction or waiver of certain conditions specified in the Offer to Purchase. The Tender Offers are not conditioned on any minimum amount of Securities being tendered.

Information Relating to the Tender Offers

J.P. Morgan Securities LLC is acting as the dealer manager in connection with the Dollar Tender Offer and J.P. Morgan AG is acting as the dealer manager in connection with the Euro Tender Offer (together, the “Dealer Managers”). The information and tender agent is D.F. King (the “Information and Tender Agent”). Copies of the Offer to Purchase and related offer materials are available by contacting D.F. King at +1 (877) 283-0323 or +1 (212) 269-5550 (banks and brokers). Questions regarding the Tender Offers should be directed to J.P. Morgan Securities LLC at +1 (866) 834-4666 (U.S. toll-free) or +1 (212) 834-3424 (collect) or J.P. Morgan AG at liability_management_EMEA@jpmorgan.com, as applicable.

None of the Issuers or their affiliates, their respective boards of directors or managing members, the Dealer Managers, D.F. King or the trustee or fiscal agent with respect to any series of Securities is making any recommendation as to whether holders of Securities should tender any Securities in response to any of the Tender Offers, and neither the Issuers nor any such other person has authorized any person to make any such recommendation. Holders of Securities must make their own decision as to whether to tender any of their Securities and, if so, the principal amount of Securities to tender.

This press release is for informational purposes only and shall not constitute an offer to purchase securities or a solicitation of an offer to sell any securities. The Tender Offers are being made only pursuant to the Offer to Purchase and only in such jurisdictions as is permitted under applicable law.

This press release must be read in conjunction with the Offer to Purchase. The full details of the Tender Offers, including complete instruction on how to tender Securities, are included in the Offer to Purchase. The Offer to Purchase contains important information that should be read carefully by holders of Securities before making a decision to tender any Securities. The Offer to Purchase may be obtained from the Information and Tender Agent, free of charge, by calling toll-free at +1 (800) 820-2415 or +1 (212) 269-5550 (banks and brokers).

None of the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for the accuracy or completeness of the information concerning the Issuers, the Securities or the Tender Offers contained in this press release or in the Offer to Purchase. None of the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates is acting for any Holder, or will be responsible to any Holder for providing any protections which would be afforded to its clients or for providing advice in relation to the Tender Offers, and accordingly none of the Dealer Managers, the Information and Tender Agent and any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for any failure by the Issuers to disclose information with regard to the Issuers or the Securities which is material in the context of the Tender Offers and which is not otherwise publicly available.

Redemption of Notes

The Company announced today that it will redeem all of its outstanding 1.875% Senior Notes due 2021 (the “2021 Notes”) and all of its outstanding Floating Rate Notes due 2022 (the “Floating Rate Notes”). The 2021 Notes, with an outstanding aggregate principal amount of €392,933,000, will be redeemed on March 30, 2021 (the “2021 Notes Redemption Date”) and the Floating Rate Notes, with an outstanding aggregate principal amount of $200,000,000, will be redeemed on March 16, 2021 (the “Floating Rate Notes Redemption Date”).

The redemption price of the 2021 Notes will equal the greater of (a) 100% of the principal amount of the 2021 Notes to be redeemed and (b) the sum of the present value of the remaining scheduled payments discounted to the 2021 Notes Redemption Date on an annual basis (assuming an Actual/Actual (ICMA) day count fraction) at the Bond Rate (defined in the Fiscal Agency Agreement relating to the 2021 Notes as the comparable government issue rate) plus 0.25% (25 basis points), plus accrued and unpaid interest, if any, on the principal amount being redeemed to, but excluding, the 2021 Notes Redemption Date (the “2021 Notes Redemption Price”). Unless the Company defaults in making the redemption payment, interest on the redeemed 2021 Notes will cease to accrue from and after the 2021 Notes Redemption Date, and the only remaining right of the holders of the 2021 Notes after the 2021 Notes Redemption Date will be to receive payment of the 2021 Notes Redemption Price.

The redemption price for the Floating Rate Notes will be equal to 100% of the principal amount of the Floating Rate Notes to be redeemed, plus accrued and unpaid interest on the outstanding Floating Rate Notes to, but excluding, the Floating Rate Notes Redemption Date (the “Floating Notes Redemption Price”). Unless the Company defaults in payment of the Floating Notes Redemption Price, on or after the Floating Rate Notes Redemption Date, interest will cease to accrue on the Floating Rate Notes or portions thereof called for redemption and the only right of the holders of the Floating Rate Notes will be to receive payment of the Floating Notes Redemption Price.

Notices of redemption are being sent by the Fiscal Agent, HSBC Bank plc, for the 2021 Notes and by the trustee, U.S. Bank National Association, for the Floating Rate Notes.

About Albemarle Corporation
Albemarle Corporation (NYSE: ALB), headquartered in Charlotte, N.C., is a global specialty chemicals company with leading positions in lithium, bromine and refining catalysts. We think beyond business-as-usual to power the potential of companies in many of the world's largest and most critical industries, such as energy, electronics, and transportation. We actively pursue a sustainable approach to managing our diverse global footprint of world-class resources. In conjunction with our highly experienced and talented global teams, our deep-seated values, and our collaborative customer relationships, we create value-added and performance-based solutions that enable a safer and more sustainable future.

We regularly post information to www.albemarle.com, including notification of events, news, financial performance, investor presentations and webcasts, non-GAAP reconciliations, SEC filings and other information regarding our company, its businesses and the markets it serves.

Forward-Looking Statements
Some of the information presented in this press release, including, without limitation, statements regarding the proposed Tender Offers, the expected timing, size and other terms of each Tender Offer, our ability to complete each Tender Offer and information related to product development, production capacity, committed volumes, market trends, pricing, expected growth, earnings and demand for our products, input costs, surcharges, tax rates, stock repurchases, dividends, cash flow generation, costs and cost synergies, capital projects, economic trends, outlook and all other information relating to matters that are not historical facts, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from the views expressed. Factors that could cause actual results to differ materially from the outlook expressed or implied in any forward-looking statement include, without limitation: changes in economic and business conditions; changes in financial and operating performance of our major customers and industries and markets served by us; the timing of orders received from customers; the gain or loss of significant customers; competition from other manufacturers; changes in the demand for our products or the end-user markets in which our products are sold; limitations or prohibitions on the manufacture and sale of our products; availability of raw materials; increases in the cost of raw materials and energy, and our ability to pass through such increases to our customers; changes in our markets in general; fluctuations in foreign currencies; changes in laws and government regulation impacting our operations or our products; the occurrence of regulatory actions, proceedings, claims or litigation; the occurrence of cyber-security breaches, terrorist attacks, industrial accidents, natural disasters or climate change; hazards associated with chemicals manufacturing; the inability to maintain current levels of product or premises liability insurance or the denial of such coverage; political unrest affecting the global economy, including adverse effects from terrorism or hostilities; political instability affecting our manufacturing operations or joint ventures; changes in accounting standards; the inability to achieve results from our global manufacturing cost reduction initiatives as well as our ongoing continuous improvement and rationalization programs; changes in the jurisdictional mix of our earnings and changes in tax laws and rates; changes in monetary policies, inflation or interest rates that may impact our ability to raise capital or increase our cost of funds, impact the performance of our pension fund investments and increase our pension expense and funding obligations; volatility and uncertainties in the debt and equity markets; technology or intellectual property infringement, including through cyber-security breaches, and other innovation risks; decisions we may make in the future; the ability to successfully execute, operate and integrate acquisitions and divestitures; uncertainties as to the duration and impact of the coronavirus (COVID-19) pandemic; and the other factors detailed from time to time in the reports we file with the SEC, including those described under “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this press release. We assume no obligation to provide any revisions to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

Media Contact: Hailey Quinn, (980) 299-5640, Hailey.Quinn@albemarle.com

Investor Relations Contact: Meredith Bandy, (980) 999-5168, Meredith.Bandy@albemarle.com